PROSPECTUS

APRIL 29, 2005

COMPASS G

Combination Fixed/Variable Group Annuity

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account D offer the master group flexible payment deferred annuity contracts described in this Prospectus to groups for use in connection with employer, association and other group retirement plans.

Contract owners may choose among a range of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following mutual funds (the "Mutual Funds") advised by our affiliate Massachusetts Financial Services Company ("MFS"), or one of the following fund options of the MFS/Sun Life Series Trust (the "Series Fund"), which also is a mutual fund advised by MFS:
Mutual Funds	Series of Series Fund
MFS Bond Fund	Money Market Series
MFS Total Return Fund	High Yield Series
Massachusetts Investors Trust	Capital Appreciation Series
Massachusetts Investors Growth Stock Fund	Government Securities Series
MFS Growth Opportunities Fund

If a Contract is not tax-qualified or is not held by a trustee or custodian on behalf of the group or entity, the Contract owner may only choose among the Sub-Accounts that invest in the Series Fund.

The fixed account options are available for time periods of 1-, 3-, 5-, or 7-years, called Guarantee Periods, and pay interest at a guaranteed rate for each period. The Guarantee Periods are available for all Contracts.

This Prospectus must be accompanied by a current prospectus for the Series Fund. For tax qualified Contracts held by a trustee or custodian, this Prospectus also must be accompanied by a current prospectus for each of the Mutual Funds. Please read this Prospectus, the Series Fund prospectus, and, if applicable, the Mutual Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract, the Series Fund and the Mutual Funds.

We have filed a Statement of Additional Information dated April 29, 2005 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 37 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

Special Terms *

Product Highlights *

Fees and Expenses *

Example *

Condensed Financial Information *

The Annuity Contract *

Communicating to Us About the Contract *

Sun Life Assurance Company of Canada (U.S.) *

The Variable Account *

Variable Account Options *

The MFS/Sun Life Series Trust *

The Mutual Funds *

MFS *

The Fixed Account *

The Fixed Account Options: The Guarantee Periods *

The Accumulation Phase *

Issuing Your Certificate *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Withdrawals, Withdrawal Charge, Market Value Adjustment and Loan Provision *

Cash Withdrawals *

Withdrawal Charge *

Market Value Adjustment *

Loans (Qualified Contracts Only) *

Contract Charges *

Account Fee *

Mortality and Expense Risk Charge *

Premium Taxes *

Mutual Fund and Series Fund Expenses *

Modification of Charges *

Death Benefit *

Amount of Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

Due Proof of Death *

The Income Phase - Annuity Provisions *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Annuity Options as Method of Payment for Death Benefit *

Other Contract Provisions *

Exercise of Contract Rights *

Change of Ownership *

Voting of Mutual Fund and Series Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Custodian *

Right to Return (IRAs Only) *

Tax Considerations *

U.S. Federal Income Tax Considerations *

Qualified Retirement Plans *

Pension and Profit-Sharing Plans *

Tax-Sheltered Annuities *

Individual Retirement Arrangements *

Texas Optional Retirement Program *

Administration of the Contracts *

Distribution of the Contracts *

Available Information *

Incorporation of Certain Documents by Reference *

State Regulation *

Legal Proceedings *

Financial Statements *

Table of Contents of Statement of Additional Information *

Appendix A -- Glossary *

Appendix B -- Condensed Financial Information *

Appendix C -- Withdrawals, Withdrawal Charges and the Market Value Adjustment *

SPECIAL TERMS

The Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Compass G Fixed and Variable Annuity Contract is a master group flexible payment deferred annuity contract ("Contract"), designed for use with retirement and deferred compensation plans. We issued the Contract to the employer or other group that establishes the plan, which we call the "Owner." We issue a "Certificate" to you as a participant under the Contract. During the Accumulation Phase, you make Payments under the Certificate, which are allocated to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Certificate provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract provides no additional tax-deferral benefits to Contracts purchased under Qualified Retirement Plans. The Certificate also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

The amount of Purchase Payments under a Certificate, may vary; however, each Purchase Payment must be at least $25, and we will not accept Purchase Payments that, on an annualized, are less than $300 in the first year of the Certificate. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

The Owner (or you, if permitted under your plan) can allocate the Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as investment adviser to the Funds. The investment returns on the Funds are not guaranteed. You can make or lose money. During the Accumulation Phase, the Owner can transfers all or a portion of a Participant's Account among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

The Owner (or you, if permitted under your plan) can allocate the Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods are made available. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers, or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

On each Account Anniversary, we deduct an annual Account Fee on your Account that ranges from $12 to $25, depending on the total amount of Purchase Payments made to all Certificates under the Contract. We deduct insurance charges, the amount depending on the total amount of Purchase Payments made to all Certificates under the Contract.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% in the first Contract year and declines to 0% after eight years.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, which vary, depending upon which Fund(s) selected.

The Income Phase: Annuity Provisions

The Owner (or you, if permitted under your plan) can select one of several Annuity Options. The Owner (or you, if permitted under your plan) can choose to receive annuity payments from the Fixed Account, from the available Variable Account options, or from a combination of both. If any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, The Owner (or you, if permitted under your plan) decide when your Income Phase will begin but, once it begins, your choice of annuity payment options.

Death Benefit

If you die before the Certificate reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment. The death benefit is equal to the greater of (1) the value of your Account on the Death Benefit Date and (2) the total of the Purchase Payments made to your Account, minus all withdrawals and loans. The death benefit will also be reduced by any unpaid net loan interest.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Certificate during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years. We do not apply any withdrawal charge to withdrawals made from a Certificate that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

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If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)

     P. O. Box 9133

     Wellesley Hills, Massachusetts 02481

     Toll Free (800) 725-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	6%*

Maximum Fee Per Transfer:	$0**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*	Years Payment in Participant's Account	Surrender Charge
	0-2	6%
	3	5%
	4	4%
	5	3%
	6	2%
	7	1%
	8	0%

A portion of the Participant's Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment held by the Company for seven years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**	We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege".)

***

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 25*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.30%*
Administrative Expenses Charge:	0.00%

Total Variable Account Annual Expenses:	1.30%
*

The Annual Contract Fee ("Account Fee") and Mortality and Expense Risks Charges ("Asset Charge") decline based on total Purchase Payments credited to all Participants' Accounts under a Contract in accordance with the following schedule:

	Purchase Payments	Account Fee	Asset Charge
	Up to $250,000	$25	1.30%
	$250,000 to $1,499,999	$18	1.25%
	$1,500,000 to $4,999,999	$15	1.10%
	$5,000,000 and over	$12	0.95%

The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds and Series (collectively, the "Funds") that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, prior to any fee waiver or expense reimbursement)	0.58%	0.94%

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*	The expenses shown are for the year ended December 31, 2004, and do not reflect any fee waiver or expense reimbursement.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$797	$1,241	$1,620	$2,875
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$257	$791	$1,350	$2,875

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The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract.

Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Ten-year historical information about the value of the units we use to measure the variable portion of Contracts ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account D (the "Variable Account") offer the Compass G Combination Fixed/ Variable Group Annuity to employers, associations and other groups for use in connection with their retirement plans. We issue the Contract to the Owner. The Contract covers all individuals participating under the Contract. Each individual receives a Certificate that evidences his or her participation under the Contract.

In this Prospectus, unless we state otherwise, we refer to the employer, association or other group establishing the Contract as the "Owner" even though the legal owner of the Contract may be a trustee or custodian. We refer to participating individuals under Contracts as "Participants" and we refer to Participants as "you." For the purpose of determining benefits under a Contract, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account." We will only accept instructions and elections regarding Participant Accounts from the Owner. However, under the terms of your particular plan, you may be entitled to make certain decisions and elections which the Owner will communicate to us on your behalf.

The Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which payments are made under the Contract and allocated to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount accumulated. The Contract provides tax deferral, so that you do not pay taxes on your earnings under the Contract until they are withdrawn. It provides a death benefit if you die during the Accumulation Phase. Finally, if the Owner (or you, if permitted by your plan) so elects, during the Income Phase we will make payments to you for life or for another period that the Owner (or you, if permitted by your plan) chooses.

The Owner (or you, if permitted by your plan) chooses these benefits on a variable or fixed basis or a combination of both. When a variable investment option or a Variable Annuity option is chosen, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When a Guarantee Period in our Fixed Account or a Fixed Annuity option is chosen, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 4% per year, compounded annually.

The Contracts are designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code. After May 1, 1990 we will not issue Contracts for use with deferred compensation plans established under Section 457 of the Code. The Contracts are also designed so that they may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT THE CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, in our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on August 20, 1985, pursuant to a resolution of our Board of Directors. Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in (1) shares of one of the four Series of the MFS/Sun Life Series Trust (the "Series Fund") that we offer for the Contracts and (2) for Qualified Contracts held by a trustee or custodian on behalf of the entity or group, Class A shares of one of the Mutual Funds. All amounts allocated by the Owner (or you, if permitted by your plan) to a Sub-Account will be used to purchase Mutual Fund or Series Fund shares at their net asset value. Any and all distributions made by the Mutual Funds or Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, loans, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Mutual Fund or Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund and Mutual Fund shares at all times.

VARIABLE ACCOUNT OPTIONS

The MFS/Sun Life Series Trust

The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the Series Fund.

The Series Fund is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in a number of Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 4 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

High Yield Series will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

A more detailed description of the Series Fund, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of the Series Fund, and in the Series Fund's Statement of Additional Information, which is available by calling 1-800-752-7215.

The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

For Non-Qualified Contracts used for deferred compensation and payroll savings plans and Qualified Contracts that are not held by trustees or custodians, the Series of the Series Fund described above are the only variable investment options available.

The Mutual Funds

For Qualified Contracts that are held by a trustee or custodian on behalf of the entity or group, the following Mutual Funds also are available as variable investment options:

MFS(R) Bond Fund ("MFB") will primarily seek to provide as high a level of current income as is believed to be consistent with prudent risk. MFB's secondary objective is to protect shareholders' capital. MFB invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities and mortgage-backed and asset-backed securities.

MFS(R) Total Return Fund ("MTR") will primarily seek to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. MTR is a "balanced fund" and invests in a combination of equity and fixed income securities. Under normal market conditions, MTR invests: (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities, and (ii) at least 25% of its net assets in non-convertible fixed income securities.

Massachusetts Investors Trust ("MIT") will seek long-term growth of capital with a secondary objective to seek reasonable current income. MIT invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. While MIT may invest in companies of any size, it generally focuses on companies with larger market capitalizations that its investment adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. MIT will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

Massachusetts Investors Growth Stock Fund ("MIG") will seek long-term growth of capital and future income rather than current income. MIG invests its assets (except for working cash balances) in the common stocks and securities convertible into common stocks, of companies which its investment adviser believes offer better-than-average prospects for long-term growth.

MFS(R) Growth Opportunities Fund ("MGO") will seek growth of capital. MGO invests, under normal market conditions, at least 65% of its total assets in common stock and related equity securities (such as preferred stock, convertible securities, and depositary receipts) of companies which MGO's investment adviser believes possess above-average growth opportunities. MGO also invests in fixed income securities when relative values or economic conditions make these securities attractive.

A more detailed description of each Mutual Fund, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of that Mutual Fund, and in that Mutual Fund's Statement of Additional Information, which are available by calling 1-800-752-7215.

MFS

Each of the Mutual Funds and the Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to the other funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory agreements is solely that of MFS. We undertake no obligation in this regard.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts allocated to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

The Owner (or you, if permitted by your plan) may elect one or more of the 1, 3, 5 or 7 year Guarantee Periods we make available for the Contracts. We publish Guaranteed Interest Rates for each Initial Guarantee Period and Subsequent Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 4% per year, compounded annually. Also, once we have accepted an allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

Early withdrawals from allocations to a 3, 5 or 7 year Initial Guarantee Period or Subsequent Guarantee Period, including cash withdrawals, transfers, loans and commencement of an annuity with a payout period of less than five years, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge, Market Value Adjustment and Loan Provision."

THE ACCUMULATION PHASE

During the Accumulation Phase, payments are made into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if the Contract is surrendered, your Account is withdrawn in full or you die before the Annuity Commencement Date.

Issuing Your Certificate

To purchase a Compass G Annuity, a completed Participant Enrollment Form and your initial Purchase Payment are sent to us for acceptance. We issue a Certificate to you as a Participant under a Contract when we accept your Participant Enrollment Form.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Participant Enrollment Form. If your Participant Enrollment Form is not complete, we will notify you. If we do not have the necessary information to complete the Participant Enrollment Form within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Participant Enrollment Form is made complete. Then we will apply the Purchase Payment within 2 business days of when the Participant Enrollment Form is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept Purchase Payments that, on an annualized basis, are less than $300 for the first Account Year, and each Purchase Payment must be at least $25. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

Each Purchase Payment may be allocated among the different Sub-Accounts and Initial Guarantee Periods we offer. In your Participant Enrollment Form, you specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. The Owner (or you, if permitted by your plan) may change the allocation factors for future Payments by sending us written notice of the change, on our required form. We will use the new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from Purchase Payments. See "Contract Charges -- Premium Taxes." In that case, we will credit the Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Certificate.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Certificate: the Variable Account portion of your Certificate ("Variable Account Value") and the Fixed Account portion of your Certificate ("Fixed Account Value"). These 2 components are calculated separately, as described below.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
(a) is the net result of:

(1) the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the Valuation Period, plus

(2)

the per share amount of any dividend or other distribution declared by the Mutual Fund or Series issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

(3)

a per share credit or charge with respect to any taxes paid, or reserved for by us during the Valuation Period which are determined to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

(b) is the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

(c) is the risk charge factor determined by us for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when amounts are transferred, withdrawn or borrowed from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

     Initial and Subsequent Guarantee Periods

Net Purchase Payments may be allocated to any Initial Guarantee Period we offer. Unless, within the 30 day period before the Expiration Date of an Initial Guarantee Period, we receive written notice from the Owner electing a different Subsequent Guarantee Period from among those we then offer, a Subsequent Guarantee Period of the same duration as the Initial Guarantee Period will begin automatically for the amount then allocated to the Initial Guarantee Period on the first day following the Expiration Date of the Initial Guarantee Period. Each Subsequent Guarantee Period also will automatically renew for another Subsequent Guarantee Period of the same length unless the Owner elects a different Subsequent Guarantee Period within the 30 day period prior to the Expiration Date of the current Subsequent Guarantee Period.

     Fixed Accumulation Units

In order to calculate your Fixed Account Value, we use a measure called a Fixed Accumulation Unit for each Guarantee Period. Your Fixed Account Value is the sum of the values of all Fixed Accumulation Units credited to your Account.

We determine the number of Fixed Accumulation Units credited to your Account by dividing the dollar amount of a Net Purchase Payment allocated to an Initial Guarantee Period by the value of the Fixed Accumulation Unit related to that Guarantee Period for the Valuation Period during which we receive the Purchase Payment.

     Fixed Accumulation Unit Value

We establish the value of each type of Fixed Accumulation Unit at $10.00 for the first Valuation Period of the calendar month in which a Purchase Payment is credited to your Account. The value of the Fixed Accumulation Unit increases for each successive Valuation Period as interest is accrued at the applicable Guaranteed Interest Rate. At the end of any Initial Guarantee Period we will exchange the Fixed Accumulation Units credited to your Account for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Subsequent Guarantee Period to which your Account is allocated as interest is accrued at the applicable Guaranteed Interest Rate.

     Early Withdrawals

If, before its Expiration Date, an allocation to a 3, 5 or 7 year Guarantee Period is withdrawn, transferred, borrowed or annuitized over a payout period of less than five years, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, the Owner may transfer all or part of a Participant's Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

o	no more than 12 transfers may be made in any Account Year; and

o	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund or the applicable Mutual Fund.

There is no charge for transfers; however, transfers out of a 3-, 5- or 7-year Guarantee Period will be subject to the Market Value Adjustment. Under current law there is no tax liability for transfers.

     Requests for Transfers

Owners may request transfers in writing.

If we receive a written transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
o	when a new broker of record is designated for the Contract;

o	when the Participant changes;

o	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

o	when necessary in our view to avoid hardship to a Participant; or

o	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

WITHDRAWALS, WITHDRAWAL CHARGE, MARKET VALUE ADJUSTMENT
AND LOAN PROVISION

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase the Owner may withdraw in cash all or any portion of a Participant's Account Value. To make a withdrawal, the Owner must send us a written request at our Annuity Service Mailing Address. We may require a signature guarantee for withdrawals of more than $5000. In some cases, such as withdrawals by a corporation, partnership, agent or fiduciary, we may require additional documentation.

A request must specify whether the Owner wants to withdraw the entire amount of a Participant Account or, if less, the amount the Owner wishes to withdraw. Upon request we will notify the Owner of the amount we would pay in the event of a full or partial withdrawal.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from a Participant's Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If the Owner requests a full withdrawal, we calculate the amount we will pay as follows. We start with the total value of the Participant Account at the end of the Valuation Period during which we receive the withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add or subtract the amount of any Market Value Adjustment applicable to withdrawn Fixed Account Value.

A full withdrawal results in the surrender of the Participant's Certificate, and cancellation of all of the Participant's rights and privileges under the Contract.

     Partial Withdrawals

If the Owner requests a partial withdrawal from a Participant Account, we calculate the amount we will pay as follows. We start with the amount specified in the request; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add or subtract the amount of any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account. We reduce the value of the Participant Account by deducting the amount specified in the request. Partial withdrawals may be limited by the maximum loan limitation.

The Owner may specify the amount to be withdrawn from each Sub-Account and Guarantee Period to which the Participant Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the withdrawal request.

If the Owner requests a partial withdrawal that would result in the Participant's Account Value being reduced to an amount less than the Account Fee for the Account Year in which the withdrawal is made, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay the applicable amount of any full or partial withdrawal within 7 days after we receive the withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts withdrawn from the Variable Account only for following periods:
o	when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

o

when it is not reasonably practical to dispose of securities held by the Mutual Funds or Series Fund or to determine the value of the net assets of the Mutual Funds or Series Fund, because an emergency exists; and

o	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts withdrawn from the Fixed Account for up to 6 months from the date we receive a withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If you participate under a Qualified Contract, you should carefully check the terms of the plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Federal Tax Status -- Tax-Sheltered Annuities."

Withdrawal Charge

We do not deduct any sales charge from Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts withdrawn from a Participant Account. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Order of Withdrawal

We consider all amounts withdrawn from a Participant Account to be withdrawn first from Purchase Payments that have not previously been withdrawn, starting with the earliest Payment and continuing until all Payments have been withdrawn. Once all Purchase Payments have been withdrawn, we attribute additional amounts withdrawn to "accumulated value"; that is, the portion of a Participant's Account Value that exceeds the total of all Purchase Payments made to the Account.

For convenience, in this Prospectus we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

     Free Withdrawal Amount

In each Account Year the Owner may withdraw the following amounts from a Participant's Account Value before incurring the withdrawal charge: (1) all Old Payments not previously withdrawn, plus (2) a "free withdrawal amount" equal to 10% of the amount of all New Payments. We will apply the free withdrawal amount to reduce the amount of New Payments withdrawn that is subject to the withdrawal charge, starting with the earliest New Payment. All New Payments withdrawn in excess of the free withdrawal amount will be subject to the withdrawal charge.

Accumulated value may be withdrawn without the imposition of the withdrawal charge. In addition, we do not apply any withdrawal charge to withdrawals made from a Participant Account that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the portion of any New Payments withdrawn, less any applicable free withdrawal amount, by a percentage. The percentage varies according to the number of Account Years the New Payment has been held in the Participant Account, including the Account Year in which the Payment was made but not the Account Year in which it was withdrawn (Payments made and withdrawn in the same year are considered to be held for 0 years). The applicable Withdrawal Charge percentages are as follows:

Number of Account Years Purchase Payment Has Been In Your Account	Percentage
0-2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8	0%

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments made to the Participant's Account.

We may modify the withdrawal charges and limits, upon notice to the Owner. However, any modification will only apply to Accounts established after the date of the modification.

     Example of Withdrawal Charge Calculation

Assume the Owner wishes to make a $25,000 withdrawal from a Participant Account in Account Year 10. An initial Purchase Payment of $10,000 was made in Account Year 1, an additional Purchase Payment of $8,000 was made in Account Year 8, and no previous withdrawals have been made. The Participant's Account Value in Account Year 10 is $35,000.

We attribute the withdrawal first to the oldest Purchase Payment made, the $10,000 Payment made in Account Year 1. Because that Payment has been held in the Participant Account for more than 7 Account Years, it is an Old Payment and is not subject to the withdrawal charge.

We attribute the next $8,000 of the withdrawal to the Purchase Payment made in Account Year 8, which is a New Payment. The free withdrawal amount in Account Year 10 is $800 (10% of the $8000 Payment made in Account Year 8, the only New Payment). We apply the free withdrawal amount to reduce the amount of the New Payment withdrawn, so only $7,200 of the $8000 New Payment is subject to the withdrawal charge. Because the New Payment has been held in the Participant Account for only two Account Years, the withdrawal charge will be 5% of $7,200, or $360.

The remaining $7,000 of the withdrawal is attributed to accumulated value and is not subject to the withdrawal charge.

For additional examples of how we calculate withdrawal charges, please see Appendix C.

We do not impose the withdrawal charge on amounts applied to provide an annuity with a payout period of at least five years, amounts we pay as a death benefit, or amounts transferred among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

We will apply a Market Value Adjustment if the Owner withdraws, borrows or transfers amounts from Guarantee Periods of 3, 5 or 7 years. For this purpose, using Fixed Account Value to provide an annuity with a payout period of less than five years is considered a withdrawal, and the Market Value Adjustment will apply. We apply the Market Value Adjustment to each separate allocation made to a Guarantee Period together with interest credited on that allocation.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since the last allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Current Rate for Guarantee Periods equal to your Guarantee Period is higher than your Guaranteed Interest Rate, the Market Value Adjustment will decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment will increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

0.75 (A - B) x (C/12)

where:

A is the Guaranteed Interest Rate applicable to the amount withdrawn, borrowed, transferred or annuitized;

B is the Current Rate we declare at the time of the withdrawal, loan, transfer or annuitization for the Guarantee Period equal to the length of time of your Guarantee Period; and

C is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any applicable Account Fee, withdrawal charge and unpaid Net Loan Interest.

For examples of how we calculate the Market Value Adjustment, see Appendix C.

Loans (Qualified Contracts Only)

At any time during the Accumulation Phase, the Owner of a Qualified Contract may request a loan from a Participant Account. The maximum amount that may be borrowed is 80% of the Participant Account Value, less any loans outstanding and interest on those loans. The minimum amount is $1,000. All loans under a particular Contract are secured by a security interest we take in the Contract.

Loans may be subject to restrictions in a particular retirement plan and applicable legislation. You should also carefully consider the tax consequences of a loan. See "Tax Considerations."

The Owner requests a loan by sending us a written request in the form we specify. For loan requests of over $5,000, the Owner's signature must be guaranteed. In some cases, such as loan requests by a corporation, partnership, agent or fiduciary, we may require additional documentation.

When we make a loan, we deduct from the Participant Account an amount equal to the loan amount requested plus or minus any Market Value Adjustment. The Owner may specify the amount to be deducted from each Sub-Account and/or Guarantee Period to which the Participant Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the loan request. We deposit an amount equal to the loan proceeds into a special loan account, which is part of the Fixed Account. We credit interest to the amount in the loan account at rate we specify at the time of the loan that is lower than the interest rate we charge on the loan itself.

Interest on the loan accrues daily at the rate we set at the time of the loan. Interest is payable on each anniversary of the date the loan is made and whenever a loan principal payment is made. If interest is not paid when due, we will deduct the amount of the interest from the Participant Account and add it to the principal amount of the loan. The difference between the interest on the loan payable to us and the interest we credit on the amount in the loan account is called "Net Loan Interest."

The principal of the loan may be repaid in whole or in part at any time during the Accumulation Phase. We will treat any amounts repaid as Purchase Payments to the Participant Account that will be allocated to Guarantee Periods and/or Sub-Accounts in accordance with the allocation factors for the Account in effect at the time.

A loan must be repaid within five years of the date it is made, unless the loan is used to buy, construct, reconstruct or substantially rehabilitate a dwelling that is used as the principal residence of the Participant or a member of the Participant's immediate family. In that case, the loan must be repaid within ten years.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Account, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary. The deduction of the Account Fee from amounts allocated to the Fixed Account will never cause your Fixed Account Value (adjusted for withdrawals and loans) to increase by less than 4% per year.

If your Account is withdrawn in full, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the Account Fee in equal amounts from each annuity payment we make during the year.

The Account Fee deducted from your Account is based on the total Purchase Payments credited to all Participant Accounts under the Contract, as follows:

Total Purchase Payments	Account Fee
up to $250,000	$25
$250,000 to $1,499,000	$18
$1,500,000 to $4,999,999	$15
$5,000,000 and over	$12

We review the total Purchase Payments made under a Contract and semi-annually determine the applicable Account Fee for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower Account Fee, the Account Fee for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

Mortality and Expense Risk Charge

We deduct a mortality and expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The expense risk we assume is the risk that the Account Fee we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

The mortality and expense risk charge is based on the total Purchase Payments credited to all Participant Accounts under the Contract, and is deducted from the assets of the Variable Account at the following effective annual rate:

Total Purchase Payments	Annual Rate of Charge
up to $250,000	1.30%
$250,000 to $1,499,000	1.25%
$1,500,000 to $4,999,999	1.10%
$5,000,000 and over	0.95%

We review the total Purchase Payments made under a Contract and semi-annually determine the applicable mortality and expense risk charge for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower charge, the charge for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments made under the Contract. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount applied to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time a Purchase Payment or full or partial withdrawal is made. We do not make any profit on the deductions we make to reimburse premium taxes.

Mutual Fund and Series Fund Expenses

There are fees and charges deducted from each Mutual Fund and each Series of the Series Fund. These fees and expenses are described in the prospectuses and related Statements of Additional Information of the Mutual Funds and the Series Fund.

Modification of Charges

We may modify the Account Fee and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." If the Owner has elected a death benefit payment method before your death and it remains effective, the Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") (unless the Beneficiary is not living on the date of death, in which case the Death Benefit Date is date we receive Due Proof of Death of both you and your Beneficiary). Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death and any required consent or release or the date we receive the Beneficiary's election of either payment method. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60-day period.

The amount of the death benefit is determined as of the Death Benefit Date. It is equal to greater of:

(1)	your Account Value or

(2)	the total Purchase Payments made to your Account less the sum of all withdrawals, loans and unpaid Net Loan Interest.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination) under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "Income Phase -- Annuity Provisions."

During the Accumulation Phase, the Owner (or you, if permitted by your plan) may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant under the terms of that Annuity Option.

Non-Qualified Contracts

If you participate under a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person named as the Beneficiary under your Certificate, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Certificate in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. In that case, we will not pay a death benefit, and the Account Value will be increased to reflect the death benefit calculation. The special distribution rules will then apply on the death of your spouse.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Participant Enrollment Form. The Owner may change your Beneficiary at any time during the Accumulation Phase by sending us written notice on our required form, unless an irrevocable Beneficiary designation previously has been made. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
o	an original certified copy of an official death certificate;

o	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

o	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant. If you are alive on the Annuity Commencement Date, you will be the Annuitant. When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Annuitant.

The Income Phase of your Certificate begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option or Options selected, and we make the first payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, and the Annuity Option selected cannot be changed. The Owner may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge, Market Value Adjustment and Loan Provision."

Selection of the Annuity Commencement Date

The Owner (or you, if permitted by your plan) selects the Annuity Commencement Date at the time your Account is established. The Owner (or you, if permitted by your plan) may change the Annuity Commencement Date from time to time by sending us written notice, with the following limitations:
o	The Annuity Commencement Date must always be the first day of a month.

o	We must receive the notice at least 30 days before the current Annuity Commencement Date.

o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

o	The latest possible Annuity Commencement Date is the first day of the month following your 85th birthday.

There may be other restrictions on the selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that the Annuity Commencement Date for a Qualified Contract must be no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Annuity Options A, B, and C may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both. Annuity Options D and E may be selected only to provide a Fixed Annuity. We may also agree to other settlement options, at our discretion.

     Annuity Option A -- Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B -- Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for Variable Annuity payments will be 4%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C -- Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another designated person and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D -- Fixed Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 years to 30 years for Non-Qualified Contracts and 3 years to 30 years for Qualified Contracts, as elected. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. If no Beneficiary is designated, we pay some or all of the discounted value of the remaining payments to the Annuitant's estate. The Beneficiary may also elect to receive some or all of the discounted value of the remaining payments. The discount rate for this purpose will be based on the interest rate we used to determine the amount of each payment. The election of this Annuity Option may result in the imposition of a penalty tax.

     Annuity Option E -- Fixed Payments

We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years for Non-Qualified Contracts) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we will determine from time to time but which will not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year. In addition, we guarantee that the Beneficiary will receive any remaining payments if the Annuitant dies before the amount we hold is exhausted. If no Beneficiary is designated, we pay the amount remaining unpaid in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the amount remaining unpaid in one sum. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

The Owner (or you, if permitted by your plan) selects one or more of the Annuity Options, which the Owner (or you, if permitted by your plan) may change from time to time during the Accumulation Phase, as long as we receive the selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received a written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

The Owner (or you, if permitted by your plan) may specify the proportion of your Adjusted Account Value that will provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If a Variable Annuity or a Fixed Annuity is not specified, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. Your Adjusted Account Value applied to a Variable Annuity may be allocated among the Sub-Accounts, or we will use the existing allocations.

There may be additional limitations on the options that may be elected under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
o	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed;

o	If applicable, we deduct the withdrawal charge and any unpaid Net Loan Interest;

o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change; and

o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 4% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 4%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 4% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Service Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

We permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

     Account Fee

During the Income Phase, we deduct the applicable Account Fee in equal amounts from each annuity payment.

     Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 4% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 4% per year, compounded annually). We may change these rates for Accounts established after the effective date of such change (See "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1971 Individual Annuitant Mortality Table with ages reduced by one year for Annuity Commencement Dates occurring during the 1980s, two years for Annuity Commencement Dates occurring during the 1990s, and so on.

Annuity Options as Method of Payment for Death Benefit

The Owner or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

The Contract belongs to the Owner. All Contract rights and privileges can be exercised by the Owner without the consent of the Participant, the Beneficiary or any other person, except as the Owner may provide under the plan or other applicable documents. Such rights and privileges may be exercised, with respect to a particular Participant, only during the lifetime of the Participant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Participant or Beneficiary; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the participants under a group contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of any Participant and prior to the last remaining Participant's Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change.

Voting of Mutual Fund and Series Fund Shares

We will vote Mutual Fund and Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Mutual Funds and Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, the Owner will have the right to give voting instructions. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Mutual Fund and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Owners of Qualified Contracts may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Mutual Fund and Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Series Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Mutual Fund or Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Mutual Fund and Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the particular Mutual Fund or Series Fund. We will determine the number of Mutual Fund or Series Fund shares as to which each such person is entitled to give instructions as of a record not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one of the shares of the applicable Mutual Fund or Series Fund as of the same date. On or after the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of one of the shares of the applicable Mutual Fund or Series Fund as of the same date. After the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you and the Owner, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement will be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account, the Mutual Funds and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Substitution of Securities

Shares of any or all Series of the Series Fund or any particular Mutual Fund may not always be available for investment under the Contract. We may add or delete Mutual Funds or Series of the Series Fund or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Mutual Fund or Series of the Series Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Mutual Fund and Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly Variable Annuity and Fixed Annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Participant Enrollment Forms and the issuance of new Certificates under a Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Contract prior to the effective date of such limitation or discontinuance.

Custodian

We are the custodian of the assets of the Variable Account. We will purchase Mutual Fund and Series Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and redeem Mutual Fund and Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relating to the Variable Account or making adjustments for annuity reserves in the Variable Account.

Right to Return (IRAs Only)

If the Owner is establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give the Owner a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give the Owner this statement on or before the date the IRA is established. If we give the Owner the disclosure statement before the seventh day preceding the date the IRA is established, the Owner will not have any right of revocation under the Code. If we give the Owner the disclosure statement at a later date, then the Owner may give us a notice of revocation at any time within 7 days after the date the IRA is established. Upon such revocation, we will refund all Purchase Payments made to the Contract.

TAX CONSIDERATIONS

The Contracts described in this Prospectus are designed for use by employer, association and other group retirement plans under the provisions of Sections 401 (including Section 401(k), 403, 408(c), 408(k) and 408(p)) of the Internal Revenue Code (the "Code"), as well as certain non-qualified retirement plans, such as payroll savings plans. The ultimate effect of federal income taxes on the Contract's Accumulation Account and the Participant Account, on an annuity payments and on the economic benefit to the Owner, the Participant, the Annuitant, the Payee or the Beneficiary may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Legislation affecting the tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts purchased before the date of enactment. A person contemplating the purchase of a Contract or the execution of a Contract transaction (such as a rollover, distribution, withdrawal or payment) should consult a qualified tax professional. The Company does not make any guarantee regarding the federal, state or local tax status of any Contract or any transaction involving the Contracts.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below

      Deductibility of Purchase Payments

For federal income tax purposes, contributions made under Non-Qualified Contracts are not deductible. Under certain circumstances, contributions made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from a Qualified Contract's cost basis for purposes of determining the taxable portion of any distributions from a Qualified Contract.

      Pre-Distribution Taxation of Contracts

Generally, no taxes are imposed on the increases in the value of a Contract until a distribution occurs, either as annuity payments under the Annuity Option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date. Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated where the Annuity Commencement Date occurs within one year of the Date of Coverage. This provision applies to earnings on Purchase Payments made after February 28, 1986.

      Distributions and Withdrawals from Non-Qualified Contracts

The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for the Contract offered by this Prospectus, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the ten percent (10%) penalty tax for early withdrawal is not applicable.

The Code is unclear in its application to a group annuity contract where the Owner is distinct from the individuals with respect to whom the Contract benefits are accumulated (the Participants). The following discussion is the Company's best understanding of the operation of the Code in the context of group contracts. However, Owners and Participants should consult a qualified tax professional.

For Contracts offered by this Prospectus (other than Contracts issued in exchange for contracts issued prior to August 14, 1982, as described above), in the case of a Non-Qualified Contract a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Participant's Account) must be treated first as a withdrawal from the increase in the Participant's Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Participant's income. Similarly, if a Participant receives a loan under a Contract or if part or all of a Participant's Account is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Participant's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Participant's Account value will not be reduced by the amount of any loan, assignment or pledge of the Contract. In addition, all non-qualified deferred annuity certificates or other non-qualified deferred annuity contracts that are issued by the Company to the same Participant during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal from, or assignment or pledge of, one or more such contracts or certificates will be fully includible in the Participant's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts or certificates entered into during the calendar year.)

The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the Annuity Option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the Participant's cost basis in the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable.

The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If the Payee survives for his or her full life expectancy, and thereby recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Payee dies prior to recovering the entire basis, he or she will be allowed a deduction on his or her final income tax return for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a ten percent (10%) penalty, except in the circumstances described below. This ten percent (10%) penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to ten percent (10%) of the portion of the amount which is includible in the recipient's gross income. The circumstances in which this penalty will not apply are distributions which are: (a) made upon the death of the Participant; or (b) allocable to Purchase Payments made before August 14, 1982. Further, in the case of Contracts issued prior to January 18, 1985, the ten percent (10%) penalty on taxable cash withdrawals and lump-sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten (10) year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

In the case of the Non-Qualified Contracts, if the Participant dies before the Annuity Commencement Date the entire value of the Participant's account must be either (1) distributed within 5 years after the date of death of the Participant, or (2) distributed over some period not greater than the expected life of the designated Beneficiary, with annuity payments beginning within one year after the date of death of the Participant. If a Payee dies on or after the Annuity Commencement Date and before the entire Participant's Account has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. These distribution requirements will not apply where the Beneficiary is the spouse of the Participant; rather, in such a case, the Contract may be continued in the name of the spouse as Participant or Payee. In the case of the Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Participant or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, a change in the Participant would be treated as the death of the Participant. Distributions required due to the death of the Participant will not be subject to the ten percent (10%) penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and contact a qualified tax professional regarding distribution requirements upon the death of the Participant.

A transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse) is treated as the receipt by the Participant of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. This provision applies to Contracts issued after April 22, 1987.

      Distributions and Withdrawals from Qualified Contracts

In the case of Qualified Contracts, distributions made prior to age 59 1/2 generally are subject to a ten percent (10%) penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Participant or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Participants, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Participant or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that the Participant or Payee chooses not to have any amounts withheld.

     Withholding

In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Participant or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and Qualified Contracts issued for use with individual retirement accounts.

Amounts withheld from any distribution may be credited against the Participant's or Payee's federal income tax liability for the year of the distribution.

      Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. The Company believes that each Series of the Series Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Variable Account. You bear the risk that you may be treated as the owner of Variable Account assets and taxed accordingly.

      Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans

The Qualified Contracts described in this Prospectus are designed for use with several types of qualified retirement plans. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith. The tax rules applicable to participants in such qualified retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Qualified Contracts with the various types of qualified retirement plans. Participants under such plans, as well as Owners, Annuitants, Payees and Beneficiaries, are cautioned that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts issued in connection therewith. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Any person contemplating the purchase of a Qualified Contract should consult a qualified tax professional. In addition, Owners, Participants, Payees, Beneficiaries and administrators of qualified retirement plans should consider and consult a qualified tax professional concerning whether the death benefit payable under the Contract affects the qualified status of their retirement plan. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. The Contract may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Such retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans. Employers intending to use the Qualified Contracts in connection with such plans should seek qualified advice in connection therewith.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions 31 (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAsand we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual      Retirement Annuities

If your Certificate is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the account balance as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Certificates issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Certificate's value so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value of any additional benefits that are provided under your Certificate (such as death benefits) will be added to the Certificate's 12/31 account balance in order to calculate the RMD amount. The actuarial present value will also be determined as of 12/31 of the prior calendar year. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Certificate is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 account balance. Second, if (1) the Certificate provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Certificate's additional benefits is no more than 20% of the 12/31 account value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Certificate could cause your RMD amount to be higher than it would be without such a benefit.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts" and "Withholding". You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract in Puerto Rico, you should consult a qualified tax professional.

TEXAS OPTIONAL RETIREMENT PROGRAM

Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, the Company will return the state's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Contract applications, Participant Enrollment Forms, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% of Purchase Payments, and 0.00% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." No commissions were paid to Clarendon in connection with the distribution of the Contracts in 2002, 2003, and 2004.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2004 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)

Calculations

  Example of Variable Accumulation Unit Value Calculation

  Example of Variable Annuity Unit Calculation

  Example of Variable Annuity Payment Calculation

Distribution of the Contracts

Designation and Change of Beneficiary

Custodian

Independent Registered Public Accounting Firm

Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 29, 2005 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone or (800) 752-7215.
To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for

Compass G Combination Fixed/Variable Group Annuity

Sun Life of Canada (U.S.) Variable Account D.

Name

Address

City                                                           State                  Zip

Telephone

APPENDIX A

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Certificate (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION ACCOUNT: An account established for the Contract.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you Purchase Payments are made under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The Participant.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Certificate is to be made.

*ANNUITY OPTION: The method chosen for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

APPLICATION: The document signed by the Owner or other evidence acceptable to us that serves as the Owner's application for the Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under the Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Certificate. This is called the "Date of Coverage" in the Contract.

CURRENT RATE: As of a particular date, the interest rate for a Guarantee Period that would be credited on a compound annual basis on Payments allocated to the Fixed Account on that date. We determine the Current rate from time to time but it will never be less than 4%.

DEATH BENEFIT DATE: If the Owner has elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If the Beneficiary is not living on the date of your death, the date on which we receive Due Proof of Death of you and the Beneficiary. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of any Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ACCUMULATION UNIT: A unit of measure used in the calculation of Fixed Account Value.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited, which may be 1, 3, 5 or 7 years. There are two types of Guarantee Periods : Initial Guarantee Periods and Subsequent Guarantee Periods.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Initial or Subsequent Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET LOAN INTEREST: Loan interest payable to us, less any interest credited by us on amounts in the loan account established for the loan.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, or 408 of the Internal Revenue Code.

*OWNER: The employer, association or other group entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), or Section 408(k) of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

PARTICIPANT: The person named in the Certificate who is entitled to benefits under the plan as determined and reported to the Company by the Owner.

PARTICIPANT ENROLLMENT FORM: The document signed by you that serves as your application for participation under the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code of 1986, as amended.

SERIES FUND: MFS/Sun Life Series Trust.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Mutual Fund or a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account D of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* These items are specified in the Participant Enrollment Form, and may be changed as we describe in this Prospectus.

APPENDIX B

CONDENSED FINANCIAL INFORMATION - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information.
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year


Massachusetts Investors Trust

	$42.9105	$47.2567	77,952	2004
	35.5715	42.9105	85,961	2003
	46.1603	35.5715	138,567	2002
	55.8146	46.1603	215,963	2001
	57.7053	55.8146	372,444	2000
	53.6738	57.7053	465,628	1999
	44.1981	53.6738	567,275	1998
	33.9934	44.1981	668,603	1997

Massachusetts Investors Growth Stock Fund	48.4963	52.5086	39,943	2004
	40.0362	48.4963	54,321	2003
	56.6487	40.0362	62,568	2002
	76.2273	56.6487	85,450	2001
	83.2189	76.2273	142,278	2000
	67.2231	83.2189	149,986	1999
	43.9157	67.2213	165,654	1998
	29.9956	43.9157	225,178	1997

MFS Total Return Fund	46.1883	50.8089	103,969	2004
	40.0175	46.1883	112,672	2003
	42.9160	40.0175	139,529	2002
	43.7077	42.9160	230,775	2001
	37.1635	43.7077	336,200	2000
	36.7917	37.1635	520,185	1999
	33.2755	36.7917	628,337	1998
	29.9279	33.2755	759,684	1997

MFS Growth Opportunities Fund	31.2138	34.1417	22,731	2004
	24.5586	31.2138	27,486	2003
	35.3571	24.5586	31,623	2002
	47.4957	35.3571	51,898	2001
	54.2319	47.4957	75,497	2000
	41.3383	54.2319	91,428	1999
	32.3990	41.3383	95,086	1998
	26.5992	32.3990	100,623	1997

MFS Bond Fund	28.0238	29.3615	7,125	2004
	25.9154	28.0238	13,189	2003
	24.1468	25.9154	13,191	2002
	22.6703	24.1468	20,212	2001
	21.1036	22.6703	47,6120.	2000
	21.7979	21.1036	51,937	1999
	21.1171	21.7979	76,030	1998
	19.3773	21.1171	86,309	1997

Capital Appreciation Series	39.5154	43.3276	310,428	2004
	31.0846	39.5154	360,890	2003
	46.5495	31.0846	402,277	2002
	63.1123	46.5495	496,320	2001
	72.1308	63.1123	567,141	2000
	55.0679	72.1308	582,574	1999
	43.3190	55.0679	628,268	1998

Government Securities Series	26.8879	27.5538	124,047	2004
	26.6512	26.8879	136,149	2003
	24.5752	26.6512	152,940	2002
	23.1585	24.5752	177,020	2001
	20.9090	23.1585	204,141	2000
	21.5873	20.9090	244,048	1999
	20.1019	21.5873	317,889	1998
	18.7159	20.1019	377,706	1997

High Yield Series	29.1005	31.4835	79,592	2004
	24.2621	29.1005	82,554	2003
	23.9194	24.2621	87,279	2002
	23.8025	23.9194	91,516	2001
	25.8500	23.8025	112,758	2000
	24.4991	25.8500	125,543	1999
	24.6550	24.4991	147,334	1998
	22.0500	24.6550	161,891	1997

Money Market Series	18.1085	18.0320	63,548	2004
	18.2201	18.1085	74,246	2003
	18.2157	18.2201	90,586	2002
	17.7723	18.2157	89,155	2001
	16.4256	17.7723	147,352	2000
	16.4256	16.9810	211,856	1999
	15.8347	16.4256	254,576	1998
	15.2586	15.8347	246,919	1997


APPENDIX C

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

A. Fixed Account -- 3-, 5- and 7- Year Guarantee Periods:

For the purposes of this illustration, the following assumptions have been made:
1.	100% of Purchase Payments have been allocated to the Fixed Account and the Owner has elected Initial Guarantee Periods of five 5 years.

2.	The date of full surrender or partial withdrawal is the last day of the 12th month following the Date of Coverage.

3.	The Guarantee Rate being credited on Payments allocated to the five 5-year Guarantee Period on the date of full surrender or partial withdrawal is 4.40%.

4.	The Account Fee is $25.

Please refer to the Table below.

Table 1*
1	2	3	4	5	6	7	8	9	10
1	$ 100	4.25%	$ 104.25	--	$ 0.00	$ 104.25($79.25)	-0.45%	-$0.47( -$0.36)	$ 103.78($78.89)
2	100	4.25	103.90	6.00%	4.80	99.10	-0.46	-0.46	98.64
3	100	4.50	103.75	6.00	6.00	97.75	0.31	0.31	98.06
4	100	4.50	103.38	6.00	6.00	97.38	0.32	0.31	97.69
5	100	4.70	103.13	6.00	6.00	97.13	098	0.95	98.08
6	100	4.70	102.74	6.00	6.00	96.74	0.99	0.96	97.70
7	100	4.70	102.35	6.00	6.00	96.35	1.01	0.98	97.33
8	100	4.50	101.88	6.00	6.00	95.88	0.34	0.33	96.20
9	100	4.50	101.50	6.00	6.00	95.50	0.35	0.33	95.83
10	100	4.50	101.13	6.00	6.00	95.13	0.36	0.34	95.46
11	100	4.50	100.75	6.00	6.00	94.75	0.36	0.34	95.09
12	100 $1,200	4.40	100.37 $1,229.11	6.00	6.00 $64.80	94.37 $ 1,164.31 $ 1,139.31	0.00	0.00 $ 3.92 $4.03	94.37 $ 1,168.23 $ 1,143.34

*See "Explanation of Columns in Table 1."

Explanation of Columns in Table 1.

Columns 1 and 2:

Represent Payments and Payment amounts, respectively. Each Payment of $100 was made on the first day of each month for one year (12 payments).

Column 3:

Represents the Initial Guarantee Rate being credited to each Payment.

Column 4:

Represents the value of each Payment on the date of full surrender or partial withdrawal before the imposition of any Withdrawal Charge and Market Value Adjustment.

Column 5:

Represents the Withdrawal Charge percentage that is applied to each Payment on the date of full surrender or partial withdrawal.

The percentage is 6% for Payments 2 through 12 because these Payments have been in the Account for less than one year. No Withdrawal Charge is imposed on Payment 1 because up to 10% of Payments credited to a Participant's Account may be withdrawn each Account Year without imposition of this charge. In this example, 10% represents (10% x $1,200) = $120. The 10% amount is applied to the oldest previously unliquidated Payment, then the next oldest and so forth. This results in no Withdrawal Charge being imposed on Payment 1 and a Withdrawal Charge imposed on $80 of Payment 2.

Column 6:

Represents the amount of Withdrawal Charge imposed on each Payment. It is calculated by multiplying the Payment in Column 2 by the Withdrawal Charge percentage in Column 5.

For example, the Withdrawal Charge imposed on Payment 8 = $100 x 6% = $6.00.

The Withdrawal Charge imposed on Payment 2 = ($100 - $20) x 6% = $4.80. The $20 represents the portion of the Payment on which no Withdrawal Charge is imposed as described under the explanation of Column 5 above.

Column 7:

Represents the value of each Payment in Column 4 on the date of full surrender or partial withdrawal after the imposition of the Withdrawal Charge in Column 6.

In the case of a full surrender, the Account Fee is deducted from the oldest unliquidated payment. This deduction is reflected in the Table by the amount in parentheses beside Column 7, $79.25.

Column 8:

Represents the Market Value Adjustment (MVA) percentage applied to the value of each Payment on the date of full surrender or partial withdrawal after imposition of the Withdrawal Charge.

For example:

The MVA% applied to Payment 3 = 0.75 (A - B) x (C/12)
Where	A =	The Guarantee Rate of the Payment being surrendered (Column 3)
	=	4.50%,
	B =	The Guarantee Rate being credited to Payments allocated to the 5-year Guarantee Period on the date of full surrender or partial withdrawal,
	=	4.40% and
	C =	The number of months remaining in the Guarantee Period of the Payment being surrendered,
	=	60 (5 years) - 10,
	=	50
	MVA% =	0.75 (A - B) x (C/12)
	=	0.75 (4.50 - 4.40) x (50/12)
	=	0.75 (0.10) x (50/12)
	=	0.31%

Column 9:

Represents the dollar amount of the MVA. For each Payment, it is determined by multiplying the value in Column 7 by the MVA percentage in Column 8.

For example, the MVA for Payment 3

= Column 7	x	Column 9
= $97.75	x	.31%
= $0.31

Column 10:

Represents the values of Payments on the date of full surrender or partial withdrawal after deducting the Withdrawal Charge and either deducting or adding the MVA. For any Payment, the amount in Column 10 is determined by adding the amounts in Columns 7 and 9.

In each of Columns 9 and 10, the amounts in parentheses, $.36 and $78.89, respectively, reflect the deduction of the Account Fee, in the case of a full surrender.

Full Surrender:

The lower total of Column 10, $1,143.34, reflects the amount of a full surrender after imposition of Withdrawal Charges, Account Fee and Market Value Adjustments.

Partial Withdrawal:

The sum of amounts in Column 10 for as many payments as are liquidated reflects the amount of a partial withdrawal.

For example, if $1,000 of Payments were withdrawn, the amount of the withdrawal would be the sum of the amounts in Column 10 for Payments 1 through 10 which is $978.77.
B.	Variable Account and Fixed Account--1-Year Guarantee Period (No Market Value Adjustment Applicable):

For the purposes of this illustration, the following assumptions have been made:
1.	Purchase Payments have been allocated to either the Variable Account, the Fixed Account-- 1-Year Guarantee Period or to a combination of both.
2.	The date of full surrender or partial withdrawal is during the ninth (9th) Account Year.

Please refer to the Table below.

Table 2*

1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	1	1.20
4	1,600	0	1,600	2	32.00
5	1,800	0	1,800	3	54.00
6	2,000	0	2,000	4	80.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$15,000	$3,480	$11,520		$507.20

* See "Explanation of Columns in Table 2."

Explanation of Columns in Table 2

Columns 1 and 2:

Represent Payments and amounts of Payments. Each Payment was made at the beginning of each Account Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:
a)	Payments 1 and 2 ($1,000 and $1,200, respectively) have been credited to the Participant's Account for more than 7 years.
b)

$1,280 of Payment 3 represents 10% of Payments that have been credited to the Participant's Account for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8 Column 4 x Payment 8 Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $507.20, represents the total amount of withdrawal charges imposed on Payments in this illustration.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $87.20.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

Telephone:

Toll Free (800) 752-7215

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116